UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION


                       Washington, D. C. 20549


                           CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): 14 August 2003


                        BLACKSTOCKS DEVELOPMENT CORP.
                       ----------------------------
                (Exact name of registrant as specified in its charter)


         Delaware                     000-49914                  03-0459617
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)          Identification No.)



                        8914 Legacy Park Dr, Suite J,
                       Charlotte, North Carolina 28269
                      ----------------------------------
           (Address of Principal Executive Offices including Zip Code)


                                800-549-3560
                             ------------------
                         (Issuer's Telephone Number)








Item 1. Changes in Control of Registrant.

 None

Item 2. Acquisition or Disposition of Assets

 None

Item 3. Bankruptcy or Receivership

 None

Item 4. Changes in Registrant's Certifying Accountant

 None

Item 5. Other Events

 None

Item 6. Resignations of Registrant's Directors

None

Item 7. Financial Statements and Exhibits


                  WEE LADS AND LASSIES, INC.

                     TABLE OF CONTENTS


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS     1

AUDITED FINANCIAL STATEMENTS:

                    Balance Sheet                      2

                    Statements of Operations           3

                    Statement of Stockholder's Equity  4

                    Statements of Cash Flows           5

Notes to Audited Financial Statements                  6-11




Perrella & Associates, P.A.
Certified Public Accountants
555 S. Powerline Road
Pompano Beach, Florida  33069-3018

Fax: (954) 979-6695


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors and Stockholders of Wee Lads and Lassies, Inc.
Mooresville, North Carolina


We have audited the accompanying balance sheet of Wee Lads and Lassies, Inc. (a North Carolina corporation) as of December 31, 2002 and the related statements of operations, stockholder's equity, and cash flows for the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Wee Lads and Lassies, Inc. (a North Carolina corporation) as of
December 31, 2002 and the results of its operations and its cash flows for the years ended December 31, 2002 and 2001 in conformity with accounting principles generally accepted in the United States of America.

March 7, 2003

             WEE LADS AND LASSIES, INC.
                  Balance Sheet
               At December 31, 2002
              -----------------------

ASSETS

CURRENT ASSETS
    Cash                            $48,640
    Accounts Receivable              18,203
                                    -------
    TOTAL CURRENT ASSETS             66,843
                                    -------

FIXED ASSETS
    Furniture and Fixtures           43,739
    Equipment                        46,456
    Vehicle                          36,963
    Accumulated Depreciation        (90,132)
                                    --------
    TOTAL FIXED ASSETS               37,026
                                    --------

        TOTAL ASSETS               $103,869
                                   =========

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
    Accounts Payable and Accrued
    Expenses                        $13,562
    Shareholder Loan Payable         85,914
                                    --------
    TOTAL CURRENT LIABILITIES        99,476
                                    --------

STOCKHOLDER'S EQUITY
    Common Stock (100,000 shares
    authorized, 1,000 shares
    issued  and outstanding
    with no par value)                  -
    Additional Paid in Capital       1,000
    Retained Earnings                3,393
                                    --------
                                     4,393
                                    --------
TOTAL LIABILITIES AND
STOCKHOLDER'S EQUITY               $103,869
                                   ==========

See notes to audited financial statements and auditors' report

                  WEE LADS AND LASSIES, INC.
            For the Years Ended December 31,
                    2002 and 2001
                   STAEMENT OF OPERATIONS
            -------------------------------

                                       2002             2001
                                     --------        ---------
NET SALES
    Daycare Tuition and fees         $472,804        $520,168

COST OF SUPPLIES AND GROCERIES        (29,462)        (41,397)
                                     ---------       ----------

GROSS PROFIT                          443,342         478,771
                                     ---------       ----------

OPERATING EXPENSES:
    Payroll                          $196,641        $219,188
    Payroll Taxes                      17,521          16,793
    Rent                              100,459          96,250
    Advertising                         3,780             230
    Professional Fees                   9,650             600
    Meals and Entertainment             1,500           2,429
    Office Expense                      3,015              -
    Insurance                           6,665           7,792
    Auto Expense                        3,218          11,041
    Depreciation                       18,811          16,625
    Bank Charges                        2,700              -
    Taxes and Licenses                  6,534           7,904
    Miscellaneous                       2,794           4,748
    Payroll Service                     1,847           1,767
    Contract Labor                      1,054             744
    Employee Benefits                  29,629          33,046
    Utilities                          14,637          16,225
    Repairs, Maintenance
    and Cleaning                       27,007          33,918
                                     ---------       ----------
    TOTAL EXPENSES                    447,462         469,300
                                     ---------       ----------
       OPERATING INCOME (LOSS)         (4,120)          9,471
                                     ---------       ----------
OTHER (EXPENSE):
       Interest Expense                (2,974)         (3,046)
                                     ---------       ----------
        INCOME (LOSS) BEFORE
        INCOME TAXES                   (7,094)          6,425
                                     ---------       ----------
INCOME TAXES:
    Income Tax Expense                     -           (2,185)
    Tax Benefit of Operating
    Loss Carryforward                      -            2,185
                                     ---------       ----------
         NET INCOME (LOSS)            $(7,094)         $6,425
                                     =========       ==========


See notes to audited financial statements and auditors' report

                   WEE LADS AND LASSIES, INC.
              Statement of Stockholder's Equity
                     For the Years Ended
                  December 31, 2002 and 2001
              ---------------------------------

                                 Common             Additional
                                 Stock -    Common  Paid in     Retained
                                 No Par     Shares  Capital     Earnings
                                --------    ------- ----------  ---------
Balance, January 1, 2001             $-      1,000   $1,000      $4,062

Net income for year                   -         -        -        6,425
                               -----------------------------------------
Balance, December 31, 2001           $-      1,000   $1,000     $10,487

Net loss for year                     -          -       -       (7,094)
                               -----------------------------------------

Balance, December 31, 2002           $-      1,000   $1,000      $3,393
                               =========================================



See notes to audited financial statements and auditors' report

                WEE LADS AND LASSIES, INC.
                Statements of Cash Flows
              For the Years Ended December 31,
                      2002 and 2001
              --------------------------------

                                       2002             2001
                                     --------        ---------
CASH FLOWS FROM OPERATING
ACTIVITIES:

    Net income (loss)                $(7,094)         $6,425

    Adjustments to reconcile
    net income (loss) to net
    cash provided by operating
    activities:
        Depreciation                  18,811          16,625
        Increase in operating assets:
            Accounts receivable         (648)         (5,532)
        Increase in operating
        liabilities:
            Accounts payable and
            accrued expenses           5,572             338
            Shareholder loan payable,
            accrued interest           2,974           3,046
                                     --------        ---------

            NET CASH PROVIDED BY
            OPERATING ACTIVITIES      19,615          20,902
                                     --------        ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Cash used for purchase
    of fixed assets                       -          (21,877)
                                     --------        ---------
            NET CASH (USED IN)
            INVESTING ACTIVITIES          -          (21,877)
                                     --------        ---------

            NET INCREASE (DECREASE) IN
           CASH AND CASH EQUIVALENTS  19,615            (975)


CASH AND CASH EQUIVALENTS:
            Beginning of year         29,025          30,000
                                     --------        ---------
            End of year              $48,640         $29,025
                                     ==========      =========


See notes to audited financial statements and auditors' report

WEE LADS AND LASSIES, INC.
Notes To Financial Statements
For the Years Ended December 31, 2002 and 2001

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Background - Wee Lads and Lassies, Inc. (the Company) was organized under the laws of the State of North Carolina in June 1991 as a corporation.

The Company operates a licensed daycare center in Mooresville, North Carolina. The Company's sales are primarily for the daily care of children in this city and are licensed for 170 children.

Basis of Presentation-The financial statements included herein include the accounts of the Wee Lads and Lassies, Inc. prepared under the accrual basis of accounting.

Management's Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents - For purposes of the Statements of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments - The carrying amounts of financial instruments including accounts receivable, fixed assets, accounts payable and accrued expenses, approximated fair value because of the immediate short-term maturity of these instruments.

Income Taxes - Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of deferred taxes related primarily to differences between the basis of certain assets and liabilities for financial and tax reporting. Deferred taxes represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

The income tax benefit consists of taxes currently refundable due to net operating loss carry back provisions for federal and state governments. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or the entire deferred tax asset will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

WEE LADS AND LASSIES, INC.
Notes To Financial Statements
For the Years Ended December 31, 2002 and 2001

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT')

Advertising - The Company charges the costs of advertising to expense when incurred. The Company does not incur any direct-response advertising costs. Advertising expense totaled $3,780 and $230 for the years ended
December 31, 2002 and 2001, respectively.

Accounts Receivable - Certain accounts receivable are charged to bad debt expense when they are deemed uncollectible based upon a periodic review of the accounts. The Company performs ongoing credit reviews of its customer accounts.

Fixed Assets - Fixed assets are stated at cost. Depreciation is provided by the straight-line method over the estimated economic life of the property and equipment ranging from five to seven years.

Expenditures for major renewals and betterments of the offices and playground facilities that extend the useful lives of fixed assets are capitalized. Expenditures for repairs and maintenance items are charged to expense as incurred.

When an asset is disposed of, its cost and related accumulated depreciation are removed from the accounts. The difference between undepreciated cost and proceeds from disposition is recorded as gain or loss.

The Company makes ongoing evaluations of the values of its assets to determine whether an impairment write-down should be recognized in accordance with SFAS No. 144. To date, no such impairment write-down has been deemed necessary.

Revenue Recognition - Revenue for daycare operations is recognized when daycare services are performed.

Long-Lived Assets - The Company evaluates the recoverability of its property and equipment and other assets in accordance with Statement of Financial Accounting Standards No.144, Accounting for the Impairment or Disposal of Long-Lived Assets(SFAS 144). SFAS 144 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds the estimated future undiscounted cash flows attributable to such assets or the business to which such assets relate. SFAS 144 excludes goodwill and intangible assets. When an asset exceeds its expected cash flows, it is considered to be impaired and is written down to fair value, which is determined based on either discounted future cash flows or appraised values. The provisions of SFAS 144 are effective for financial statements issued for fiscal years beginning after December 15, 2001. The Company adopted the statement for the year ending December 31, 2002. No impairments were recognized during the year ended December 31, 2002.

WEE LADS AND LASSIES, INC.
Notes To Financial Statements
For the Years Ended December 31, 2002 and 2001

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT')

Recent Accounting Pronouncements - In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No.143, Accounting for Asset Retirement Obligations which addresses the accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated retirement costs.
SFAS No. 143 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value cannot be made. SFAS No. 143 is effective for financial statements issued for fiscal years beginning after June 15, 2002. The Company does not expect SFAS No. 143 to have a material effect on its financial condition or cash flows.

In April of 2002, Statement of Financial Accounting Standards (SFAS)
No. 145 was issued, which rescinded SFAS Statements No. 4, 44 and 64, amended No. 13 and contained technical corrections. As a result of SFAS 145, gains and losses from extinguishments of debt will be classified as extraordinary items only if they meet the criteria in APB Opinion
No. 30, that they are unusual and infrequent and not part of an entity's recurring operations. The Company does not expect SFAS No. 145 to have a material effect on its financial condition or cash flows.

In July 2002, the FASB issued SFAS 146, which addresses significant issues regarding the recognition, measurement, and reporting of costs that are associated with exit and disposal activities, including restructuring activities that are currently accounted for pursuant to the guidance that the Emerging Issues Task Force (EITF) has set forth in EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (Including Certain Costs Incurred in a Restructuring). SFAS 146 revises the accounting for certain lease termination costs and employee termination benefits, which are generally recognized in connection with restructuring charges. The provisions of SFAS 146 are effective for exit or disposal activities that are initiated after December 31, 2002. The Company does not expect SFAS 146 to have an impact its financial statements once adopted in January 1, 2003.

In November 2002, the FASB issued Interpretation No. 45 (FIN 45), Guarantor's Accounting and Disclosure Requirements for Guarantee, Including Indirect Guarantees of Indebtedness of Others, which addresses the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under guarantees. FIN 45 also requires the recognition of a liability by a guarantor at the inception of certain guarantees that are entered into or modified after December 31, 2002.

WEE LADS AND LASSIES, INC.
Notes To Financial Statements
For the Years Ended December 31, 2002 and 2001

NOTE B - SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures of cash flow information for the years ended December 31, 2002 and 2001 are summarized as follows:

Cash paid during the period for interest and income taxes:

                                      2002       2001
        Income taxes                $   --      $  --
        Interest expense            $   --      $  --
        Non-cash financing activities:
        Increase in shareholder loan
        payable due to
        interest accrued            $ 2,974     $ 3,046

NOTE C - INCOME TAXES

The Company has approximately $3,000 of federal and state net operating losses available that expire in various years through the year 2017.

Due to operating losses and accelerated depreciation for tax purposes, there is no provision for current federal or state income taxes for the years ended December 31, 2002 and 2001.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes.

The Company's deferred tax asset at December 31, 2002 consists of net operating loss carryforwards calculated using federal and state effective tax rates equating to approximately $1,000 less a valuation allowance in the amount of approximately $1,000, respectively. Because of the Company's lack of earnings history, the deferred tax asset has been fully offset by a valuation allowance. The valuation allowance increased by approximately $1,000 and $-0- for the years ended December 31, 2002 and 2001, respectively.

The Company's total deferred tax asset as of December 31, 2002 is as follows:

    Net operating loss carry forwards $   3,000
    Valuation allowance                  (3,000)

        Net deferred tax asset        $     --
                                      ===========

WEE LADS AND LASSIES, INC.
Notes To Financial Statements
For the Years Ended December 31, 2002 and 2001

NOTE C - INCOME TAXES (continued)

The reconciliation of income taxes computed at the federal statutory income tax rate to total income taxes for the years ended December 31, 2002 and 2001 is as follows:

                                                     2002        2001
Income tax computed at the federal statutory rate    34%         34%
       State income taxes, net of federal
       tax benefit                                    6%          6%
       Valuation allowance                          (38%)       (38%)
       Total deferred tax asset                       0%          0%

NOTE D - COMMITMENTS

The Company leases its daycare center and offices in Mooresville, North Carolina under a non-cancelable operating lease from its shareholder that expires in June 2013 (see Note F). Future minimum rental payments as of December 31, 2002 in the aggregate and for each of the five succeeding years and thereafter are as follows:

Year						Amount
2003						 $104,400
2004						  104,400
2005						  104,400
2006						  104,400
2007						  104,400
Thereafter					  574,200
					          $1,096,200

Rent expense for 2002 and 2001 was $100,459 and $96,250, respectively.

NOTE E  STOCKHOLDER LOANS PAYABLE

The loan payable to stockholder at December 31, 2002 consists of an unsecured payable to the Company's President. The note bears interest at a rate of 4% and is due on demand. All interest has been accrued.

NOTE  F - SUBSEQUENT EVENT

On January 30, 2003, the Company entered into an agreement to be acquired by an unrelated entity in exchange for 3% of the acquirer's outstanding common shares secured by a promissory note for $1,375,000 payable to the majority stockholder. The agreement includes the sale of the Company's operations and the land and building used in the Company's operations owned by the stockholder (see Note D).

WEE LADS AND LASSIES, INC.
Notes To Financial Statements
For the Years Ended December 31, 2002 and 2001

NOTE G - RELATED PARTY TRANSACTIONS

The Company has a contract with a related entity to provide cleaning services of the daycare facility on a daily basis. The amounts paid under the terms of the contract were $16,800 and $18,200, for 2002 and 2001, respectively. The transaction is considered to be an arms-length transaction and is properly reflected in the financial statements.


NOTE H - CONTRACTS

The Company participates in a tuition subsidy program funded by the Iredell County Department of Social Services. The daycare center and the parents of the children eligible for the program enter into an annual contract.
The County determines eligibility and requires the daycare center to submit monthly attendance reports to receive partial tuition payments. The Company received approximately $150,000 of subsidized payments in 2002 and in 2001.

The Company also participates in a subsidized food program that provides nutritionally balanced hot meals for all of the students. The program is available and administered through the North Carolina Department of Health and Human Services division. The program reimburses the daycare center for all direct expenses relating to preparing the meals for the students. The daycare center submits a monthly report with supporting documentation for all expenses and received approximately $26,000 and $32,000 in subsidized payments in 2002 and 2001, respectively.

Index to Exhibits

Exhibit          Description
--------         -----------

10.17            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

               Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BLACKSTOCKS DEVELOPMENT CORP.
                                                 -----------------------------
                                                 (Registrant)


Date:  14 August  2003                             /s/ Alton Perkins
                                                 -----------------------------
                                                 Alton Perkins, Chief Executive
                                                 Officer
                                                 Chief Financial Officer



Exhibit 10.17  CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

EXHIBIT - CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation of our report dated March 7, 2003 relating to the financial statements of Wee Lads and Lassies, Inc. in the Form 8 statement dated on August 14, 2003 and to the reference to our Firm therein under item 13 Experts.

/s/
Perrella & Associates, P.A .
Pompano Beach, Florida
August 14, 2003